UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 28, 2023

Date of Report (Date of earliest event reported)

Trailblazer Merger Corporation I

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41668	87-3710376
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

510 Madison Avenue Suite 1401 New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 586-8224

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	TBMCU	The Nasdaq Stock Market LLC
Common Stock	TBMC	The Nasdaq Stock Market LLC
Rights	TBMCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 28, 2023, the registration statement on Form S-1, as amended (File No. 333-265914) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Trailblazer Merger Corp. I (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement and are included as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K:

●	Underwriting Agreement, dated March 28, 2023, by and among the Company, LifeSci Capital LLC (“LifeSci”) and Ladenburg Thalmann & Co. Inc. (“Ladenburg”);

●	Rights Agreement, dated March 28, 2023, by and between the Company and Continental Stock Transfer & Trust Company;

●	Letter Agreements, dated March 28, 2023, by and between the Company and each of the Company’s officers, directors and initial stockholders;

●	Investment Management Trust Agreement, dated March 28, 2023, by and between the Company and Continental Stock Transfer & Trust Company;

●	Registration Rights Agreement, dated March 28, 2023, by and between the Company and the initial stockholders of the Company;

●	Indemnity Agreements, dated March 28, 2023, by and between the Company and each of the directors and officers of the Company;

●	Stock Escrow Agreement, dated March 28, 2023, by and among the Company, Continental Stock Transfer & Trust Company and the initial stockholders of the Company; and

●	Private Placement Units Purchase Agreement, dated March 28, 2023, by and between the Company and Trailblazer Sponsor Group, LLC;

On March 31, 2023, the Company consummated the IPO of 6,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value (“Common Stock”) and one right (“Right”) to receive one-tenth (1/10) of one share of Common Stock upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000. The Company granted the underwriters a 45-day option to purchase up to 900,000 additional Units to cover over-allotments, if any, which the underwriters exercised in full simultaneously with the consummation of the IPO. The total aggregate issuance by the Company of 6,900,000 units at a price of $10.00 per unit resulted in a total gross proceeds of $69,000,000.

As of March 31, 2023, a total of $70,380,000 of the net proceeds from the IPO and the Private Placement (as defined below) was deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of March 31, 2023, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, will be filed promptly after consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with Trailblazer Sponsor Group, LLC (the “sponsor”) 394,500 units (the “Private Units”), generating total proceeds of $3,945,000.

The Private Units are identical to the Units sold in the IPO. The sponsor agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s initial business combination. The holders of the Private Units were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On March 28, 2023, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 28, 2023, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO, and is incorporated by reference herein. On March 31, 2023, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO, and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 8.01. Other Events.

The net proceeds from the IPO, together with certain of the proceeds from the Private Placement, $70,380,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public stockholders with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account to fund taxes payable and up to $100,000 to pay dissolution expenses, or upon the redemption by public stockholders of Common Stock in connection with certain amendments to the Company’s Amended and Restated Certificate of Incorporation, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of our public shares if the Company is unable to consummate an initial business combination within 12 months (or, if extended by resolution of the Company’s board of directors, up to 18 months) from the closing of the IPO.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 28, 2023, by and among the Company, LifeSci and Ladenburg;

3.1	Amended and Restated Certificate of Incorporation

4.1	Rights Agreement, dated March 28, 2023, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreements, dated March 28, 2023, by and between the Company and each of the Company’s officers, directors and initial stockholders

10.2	Investment Management Trust Agreement, dated March 28, 2023 by and between the Company and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated March 28, 2023, by and among the Company and the initial stockholders of the Company

10.4	Indemnity Agreements, dated March 28, 2023, by and between the Company and each of the directors and officers of the Company

10.5	Stock Escrow Agreement, dated March 28, 2023, by and among the Company, Continental Stock Transfer & Trust Company and the initial stockholders of the Company

10.6	Private Placement Units Purchase Agreement, dated March 28, 2023, by and between the Company and Trailblazer Sponsor Group, LLC

99.1	Press Release, issued March 28, 2023

99.2	Press Release, issued March 31, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2023

TRAILBLAZER MERGER CORPORATION I

By:	/s/ Arie Rabinowitz
Name:	Arie Rabinowitz
Title:	Chief Executive Officer